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                            Deutsche Asset Management

International Equity Fund - Institutional Class I
International Equity Fund - Institutional Class II

Supplement dated April 8, 2002 to the Prospectuses dated February 28, 2002

The following replaces the `Portfolio Managers' section:

In connection with the acquisition of Zurich Scudder Investments, Inc. by Deutsche Bank AG, Deutsche Bank will be consolidating its investment operations. As part of this process, investment personnel will be moved among Deutsche advisory affiliates, and in the future the Fund's Advisor will seek approval from the Fund's Board and shareholders to enter into a new sub-advisory agreement with one such affiliate, Deutsche Asset Management Investment Services Limited (DeAMIS). During the Interim Period prior to obtaining this approval and entering into the new agreement, certain of the Fund's portfolio managers will become employees of DeAMIS, and act as consultants to the Fund's Advisor under the supervision of the Fund's Advisor. The disclosure below describes the Fund's portfolio managers who are responsible for the day-to-day management of the master portfolio's investments, and the capacity in which they will serve the Fund during and after the Interim Period.

Irene Cheng, Managing Director, Deutsche Asset Management and Co-Manager of the Fund.*

..    Head of EAFE Equity portfolio selection team: London.
..    Joined Deutsche Investment Management Americas Inc. (formerly, Zurich
     Scudder Investments, Inc.) in 1993, after six years of experience as private equity investor for The Blackstone Group and as equity analyst for Sanford C. Bernstein & Co., Inc. and prior experience in operations, finance and corporate planning at Exxon Corporation.
..    BA from Harvard/Radcliffe; MS from MIT; MBA from Harvard.

Clare Brody, Director, Deutsche Asset Management and Co-Manager of the Fund.*

..    Joined the investment advisor in 1993.
..    Ten years of investment industry experience.
..    Chartered Financial Analyst.
..    BS, Cornell University.

Alexander Tedder, Director, Deutsche Asset Management and Co-Manager of the
Fund.+

..    Joined DeAMIS, an affiliate of the advisor, in 1994 as a portfolio manager.
..    Prior to that, was a European analyst (1990-1994) and representative
     (1992-1994) for Schroders.
..    12 years of investment experience.
..    Fluent in German, French, Italian and Spanish.
..    Masters in Economics and Business Administration from Freiburg University.

                                                      A Member of the
                                                      Deutsche Bank Group [LOGO]

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Stuart Kirk, Associate Director, Deutsche Asset Management and Co-Manager of the
Fund.+

..    Joined Deutsche Bank AG, Paris Branch in 1995.
..    Seven years of investment industry experience.
..    Asia-Pacific analyst.
..    MA from Cambridge University.

Marc Slendebroek, Vice President, Deutsche Asset Management, and Co-Manager of the Fund.*

..    Portfolio manager for EAFE Equities: London.
..    Joined Deutsche Investment Management Americas Inc. (formerly, Zurich
     Scudder Investments, Inc.) in 1994 after five years of experience as equity analyst at Kleinwort Benson Securities and at Enskilda Securities.
..    Fluent in English, Dutch, German, Swedish and Norwegian.
..    MA from University of Leiden, Netherlands.

Julie Wang, Director, Deutsche Asset Management and Co-Manager of the Fund.**

..    Joined the investment advisor in 1994.
..    Served as Investment Manager for American International Group's Southeast
     Asia portfolio from 1991 to 1994.
..    15 years of investment industry experience.
..    BA in economics from Yale University, MBA from The Wharton School,
     University of Pennsylvania.

* During the Interim Period, will become an employee of DeAMIS, and serve as a Consultant to the Fund's Advisor. Thereafter, will serve as Co-Manager of the Fund.
+ Currently an employee of DeAMIS, serving as a Consultant to the Fund's Advisor. After the Interim Period, will serve as Co-Manager of the Fund.
**   After the Interim Period, will no longer serve as Co-Manager of the Fund.

               Please Retain This Supplement for Future Reference


BT Institutional Funds
SUPPIEF (04/02)
CUSIPs:  055924856
         055924849